UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2012

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10959 (Commission File Number)	33-0475989 (IRS Employer Identification No.)

15360 Barranca Parkway Irvine, California (Address of Principal Executive Offices)		92618 (Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Convertible Notes Underwriting Agreement

On July 31, 2012, Standard Pacific Corp. (the “Company”) entered into an underwriting agreement (the “Notes Underwriting Agreement”), by and among the Company, the subsidiary guarantors party thereto (the “Guarantors”) and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), relating to the sale by the Company of $220,000,000 aggregate principal amount of its 1.25% Senior Convertible Notes due 2032 (the “Firm Notes”), and an additional $33,000,000 aggregate principal amount of 1.25% Senior Convertible Notes due 2032 pursuant to the over-allotment option exercised by the Underwriters (collectively with the Firm Notes, the “Notes”).

Convertible Notes

The Notes will be issued under the indenture, dated as of April 1, 1999 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association, Bank One Trust Company, N.A. and The First National Bank of Chicago), as trustee (the “Trustee”), as supplemented by an Eighteenth Supplemental Indenture, dated as of August 6, 2012, among the Company, the Guarantors, and the Trustee (the “Eighteenth Supplemental Indenture”). The Notes will be senior unsecured obligations of the Company and will be guaranteed by the Guarantors on a senior unsecured basis.

The Notes will bear interest at a rate of 1.25% per year, payable semiannually in arrears on February 1 and August 1 of each year, beginning on February 1, 2013. The Notes will mature on August 1, 2032, unless earlier converted, redeemed or repurchased. At any time until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their Notes into shares of the Company’s common stock at an initial conversion rate of 123.7662 shares of common stock per $1,000 principal amount of Notes (which is equal to an initial conversion price of approximately $8.08 per share), subject to adjustment.

The Company may not redeem the Notes prior to August 5, 2017. On or after August 5, 2017 and prior to the maturity date, the Company may redeem for cash all or part of the Notes at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued but unpaid interest (including additional interest, if any) to, but excluding, the redemption date. On each of August 1, 2017, August 1, 2022 and August 1, 2027, holders of the Notes may require the Company to purchase all or any portion of their Notes for cash at a price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued but unpaid interest (including additional interest, if any) to, but excluding, the repurchase date.

If the Company undergoes a fundamental change (as defined in the Eighteenth Supplemental Indenture), holders of the Notes may, with certain exceptions, require the Company to repurchase any or all of their Notes for cash at a price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued but unpaid interest (including additional interest, if any) to, but excluding, the repurchase date.

Common Stock Underwriting Agreement

In addition, the Company entered into an underwriting agreement with the Underwriters in connection with the concurrent offer and sale by the Company of 12,500,000 shares (the “Shares”) of the Company’s common stock at a price to the public of $5.67 per Share (the “Common Stock Underwriting Agreement”). The Company granted the Underwriters a 30-day option to purchase up to 1,875,000 additional Shares solely to cover over-allotments.

Certain of the Underwriters and their affiliates have provided in the past to the Company and its affiliates certain commercial banking, financial advisory, investment banking and other services in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In particular, affiliates of each of the Underwriters are lenders under the Company’s revolving credit facility. In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an Underwriter, and its affiliates in the aggregate own approximately 5.13% of the Company’s common stock and options convertible into the Company’s common stock.

The foregoing description of the Notes Underwriting Agreement, the Common Stock Underwriting Agreement, the Notes and the Eighteenth Supplemental Indenture is qualified in its entirety by reference to the full text of the Notes Underwriting Agreement, the Common Stock Underwriting Agreement and the Eighteenth Supplemental Indenture (including the form of Notes), which are attached hereto as Exhibit 1.1, Exhibit 1.2 and Exhibit 4.1, respectively, and are incorporated herein by reference.

ITEM 2.03        CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure required by this item is included in Item 1.01 under the caption “Convertible Notes” and is incorporated herein by reference.

ITEM 8.01        OTHER EVENTS

Supplemental Indenture Amending the Indenture and the Company’s Notes Issued and Outstanding Thereunder

In addition, on August 6, 2012, the Company and the Guarantors entered into a Nineteenth Supplemental Indenture with the Trustee, which effects certain administerial amendments to the Indenture and the Company’s notes issued under the Indenture that remain outstanding (the “Nineteenth Supplemental Indenture”). The Nineteenth Supplemental Indenture was entered into, as permitted by the Indenture, without the consent of holders of notes issued and outstanding thereunder, and does not adversely affect the rights of any such holder.

The foregoing description of the Nineteenth Supplemental Indenture is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

Attached hereto as exhibits are agreements and other information relating to the offering of the Notes and Shares pursuant to the Registration Statement on Form S-3 (File No. 333-182942), filed with the Securities and Exchange Commission. The exhibits are expressly incorporated herein by reference.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of July 31, 2012, by and among the Company, the Guarantors, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, and Merrill Lynch, Pierce Fenner & Smith Incorporated, as representatives of the several Underwriters named in Schedule I thereto, relating to the offer and sale of the Notes.

1.2	Underwriting Agreement, dated as of July 31, 2012, by and among the Company, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, and Merrill Lynch, Pierce Fenner & Smith Incorporated, as representatives of the several Underwriters named in Schedule I thereto, relating to the offer and sale of Shares.

4.1	Eighteenth Supplemental Indenture, dated as of August 6, 2012, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

4.2	Nineteenth Supplemental Indenture, dated as of August 6, 2012, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Smith, Gambrell & Russell, LLP.

5.2	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

5.3	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Shares.

23.1	Consent of Smith, Gambrell & Russell, LLP (included as part of Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.2).

23.3	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2012

STANDARD PACIFIC CORP.

By:	/s/ Jeffrey J. McCall
	Name:	Jeffrey J. McCall
	Title:	Executive Vice President, Chief Financial
Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of July 31, 2012, by and among the Company, the Guarantors, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, and Merrill Lynch, Pierce Fenner & Smith Incorporated, as representatives of the several Underwriters named in Schedule I thereto, relating to the offer and sale of the Notes.

1.2	Underwriting Agreement, dated as of July 31, 2012, by and among the Company, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, and Merrill Lynch, Pierce Fenner & Smith Incorporated, as representatives of the several Underwriters named in Schedule I thereto, relating to the offer and sale of Shares.

4.1	Eighteenth Supplemental Indenture, dated as of August 6, 2012, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

4.2	Nineteenth Supplemental Indenture, dated as of August 6, 2012, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Smith, Gambrell & Russell, LLP.

5.2	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

5.3	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Shares.

23.1	Consent of Smith, Gambrell & Russell, LLP (included as part of Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.2).

23.3	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.3).